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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) April 9,
1997

                    ROCHESTER TELEPHONE CORP.
      (Exact name of registrant as specified in its charter)

       New York               33-91250          16-1469713
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
------   ------------

     The New York State Public Service Commission ("NYSPSC") has denied the Registrant's request for a waiver of certain conditions of its Open Market Plan agreement related to service quality results for 1996. The Registrant's parent, Frontier
Corporation, has responded to the NYSPSC's decision on the Registrant's waiver request.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Rochester Telephone Corp.
                                   -------------------------
                                   (Registrant)



Dated: April 10, 1997             By:   /s/ Gregg C. Sayre
                                        -------------------------
                                        Gregg C. Sayre
                                        Secretary

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                          EXHIBIT INDEX



Exhibit Number      Description
--------------      ---------------

     99             Press Release dated      Filed herewith
                    April 9, 1997 regarding
                    the response of the
                    Registrant's parent,
                    Frontier Corporation,
                    to the NYSPSC decision on
                    Rochester Telephone Corp. waiver
                    request.